Exhibit 99.1

KPMG LLP
Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)

RBC Capital Markets, LLC (“RBC”)

(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2019-1 — Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TMCL 2019-1 Tape.xlsx” (the “Data File”), provided to us on April 4, 2019, containing certain information related to 105,968 containers (the “Containers”), 91,120 of which were Containers in the Company’s existing fleet (the “Current Containers”), and the remaining 14,848 were Containers which the Company informed us were newly built Containers waiting to be leased or picked-up (the “Factory Containers”) as of January 31, 2019, which we were informed are intended to be included as collateral in the offering of Textainer Marine Containers VII Limited, Series 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Net Book Value (“NBV”) percentage and Manufacture Date were within 3.0% and 30 days, respectively.

•	The term “Cutoff Date” means January 31, 2019.

KPMG LLP is a Delaware limited liability partnership and the U.S member firm of the KPMG network of independent member firms affiliated with KPMG International

Cooperative (“KPMG International”), a Swiss entity.

•

The term “Sources” means to the following information provided by the Company: Invoice, Acceptance Certificate, Certificate of Inspection, Initial Inspection Certificate, Lease Agreement (including any Addendum or Amendment thereto, and in the case of Sample Factory Containers, an unexecuted copy of the Lease Schedule), screenshots from the Company’s fixed asset management system or billing and tracking system, third-party fleet manager’s invoice, electronic mail correspondence containing the Company’s internal lease review approval tracking, and a document listing the residual value percentage and depreciation life by Equipment Type.

We performed the following procedures:

A.

The Company instructed us to select a random sample of 25 Containers (the “Sample Containers”) from the Data File. Of the Sample Containers, 23 were Current Containers (the “Sample Current Containers”) and 2 were Factory Containers (the “Sample Factory Containers”). A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers that we were instructed to randomly select from the Data File.

B.

For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Company’s Instructions

Container Unit ID	Invoice

Original Equipment Cost (“OEC”)	Screenshot from the Company’s fixed asset management system, except for Sample Containers with Equipment Type “Tank,” for which the Company instructed us to recompute OEC as the total of the unit price stated in the Invoice plus the technical fee and transportation fee, minus a rebate all stated in the third-party fleet manager’s invoice. The Company instructed us not to perform this procedure for Sample Container #5, because it had not yet been recorded in the Company’s fixed asset management system.

Net Book Value (“NBV”)	Recompute based on OEC and Depreciation Start Date stated in the Data File, and the residual value percentage and depreciation life by Equipment Type provided by the Company. The Company instructed us not to perform this procedure for Sample Container #5, because it had not yet been recorded in the Company’s fixed asset management system.

Manufacture Date	Date of the Acceptance Certificate, Certificate of Inspection, or Initial Inspection Certificate.

Age	Recompute as the number of months from the Manufacture Date stated in the Data File to the Cutoff Date.

Equipment Type	Invoice and instructions provided by the Company regarding acceptable Equipment Type descriptions listed in Exhibit B.

Attributes	Sources / Company’s Instructions

Lessee’s Name (not applicable for Sample Containers with Equipment Type “Tank” or status “In-depot”)	Lease Agreement

Lease Type	Lease Agreement (or, for Sample Containers with a status of “In-depot,” screenshot from the Company’s billing and tracking system). The Company instructed us to consider the Lease to be a term lease (Lease Type “TR” or “Operational Lease”) if the Lease Agreement did not include a bargain purchase option and indicated a term of greater than one year, or included an automatic renewal clause.

Lease Rate

Lease Agreement, except as noted below for Sample Containers with status “In-depot.” For Sample Containers #2, #3, #5, #16, #17, and #18, the Company instructed us to recompute Lease Rate by subtracting the damage protection plan amount (stated in a screenshot from the Company’s billing and tracking system or the Company’s internal lease review approval tracking) from the Lease Rate stated in the Lease Agreement.

For Sample Containers with a status of “In-depot,” the Company instructed us to consider the information to be in agreement if the Lease Rate stated in Data File was $0.00

Lease Start Date

Lease Agreement, except as noted below for Sample Containers with Equipment Type “Tank” or status of “In-depot.” The Company instructed us to compare the Lease Start Date stated in the Data File to the Start Date of the Base Term stated in the Lease Agreement, or, if such date is not available, the date after the Build-up Period, the Deemed On-hire date, or the Effective Date of the Lease stated in the Lease Agreement.

For Sample Containers with Equipment Type “Tank,” the Lease Agreement did not specify the Lease Start Date. The Company instructed us to compare the Lease Start Date to the start date of the lease period contained in the third-party fleet manager’s invoice issued to the lessee.

For Sample Containers with a status of “In-depot,” the Company instructed us to consider the information to be in agreement if the Lease Start Date in Data File was blank.

Lease Expiration Date	Lease Agreement, except as noted below for Sample Containers with a status of “In-depot.” The Company instructed us to compare the Lease Expiration Date stated in the Data File to the last date of the Base Term stated in the Lease Agreement, or if such date is not available, to recompute Lease Expiration Date by adding the Base Term and any free days (if applicable), stated in the Lease Agreement to the Lease Start Date.

Attributes	Sources / Company’s Instructions

For Sample Containers #11, #13, #14, #15, #20 and #21, the Lease Agreement stated the Expiration Date to be at or after the completion of the container’s one hundred sixty-eighth (168) month of manufacture age. The Company instructed us to recompute the Lease Expiration Date at the completion of the container’s 14th manufacture year of age.

For Sample Containers with a status of “In-depot,” the Company instructed us to consider the information to be in agreement if the Lease Expiration Date in Data File was blank.

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources.

C.

For each Sample Container, except for Sample Containers with a status of “In-depot,” we observed an “OL” status in the screenshot from the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. For Sample Containers with a status of “In-depot,” we observed an “AV” status in the screenshot from the Company’s billing and tracking system.

D.	The Company instructed us to consider a Sample Container to be “New” if an Invoice was available. For each Sample Container, we observed the presence of an Invoice.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the associated leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

April 4, 2019

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID

1	TEMU961809	14	TEMU198149

2	TGBU658912	15	TGBU590394

3	TGBU658967	16	TGBU212413

4[1]	TGBU686429	17	TGBU212439

5[1]	TGBU714224	18	TGBU212453

6	TEMU097926	19	TEMU471699

7	TGBU248807	20	TGBU603910

8	TGBU250194	21	TEMU012048

9	TGBU633125	22	TEMU465384

10	TEMU779736	23	TIFU-152327-3

11	TGBU224705	24	TEMU928556

12	TGBU596286	25	TEXU103234

13	TEMU198154

[1]	The Sample Factory Containers

A-1

Exhibit B

Acceptable Equipment Type Description provided by the Company

Equipment Type	Acceptable Description

2S

20GP

20’ STANDARD DRY CARGO CONTAINERS

20’X8’X8’6” DRY VAN CONTAINER

20’X8’X8’6” ISO 1CC DRY VAN CONTAINER

20’ STEEL DRY VAN CONTAINER

20X8X8’6 DRY CARGO CONTAINER

20X8X8’6 ISO TYPE DRY CARGO STEEL CONTAINERS

4H	40’ HC 40’X8’X9’6” STEEL DRY CARGO CONTAINER 40’x8’x9’6” DRY CARGO CONTAINERS 40X8X9’6 ISO IAAA DRY VAN CONTAINER

4Y	40’ x 8’ x 9’6” REFRIGERATED CONTAINER 40’ HC REEFER CONTAINER

2T	20X8X8’6 OPEN TOP DRY VAN CONTAINER

Tank	26,000 Litres

B-1